                                                                   EXHIBIT 10.11
                                PLEDGE AGREEMENT

                  AGREEMENT made as of the 30th day of March, 1999, by and among KIP A. FREY (hereinafter referred to as the "PLEDGOR"), OPENSITE TECHNOLOGIES, INC., (hereinafter called the "PLEDGEE") and GROSS, SHUMAN, BRIZDLE & GILFILLAN, P.C., a New York professional service corporation with offices at 465 Main Street, Suite 600, Buffalo, New York 14203 (hereinafter referred to as the "ESCROW AGENT").

                              W I T N E S S E T H

                  WHEREAS, the PLEDGEE has loaned the Pledgor the sum of $300,000 in accordance with the terms of an agreement dated March 30, 1999 (the "Frey Agreement") (capitalized terms not defined herein shall have the meanings given to them in the Frey Agreement); and

                  WHEREAS, the PLEDGOR has delivered to the ESCROW AGENT a share certificate of OPENSITE TECHNOLOGIES, INC. representing 650,000 shares of Common Stock, $.01 par value per share of the PLEDGEE (the "Shares" or "Share Certificate"); and

                  WHEREAS, in order to induce the PLEDGEE to make the loan, the PLEDGOR has agreed to pledge the Shares to the PLEDGEE as security for the performance by the PLEDGOR of his duties and obligations under the Frey Agreement.

                  NOW, THEREFORE, in consideration of the sum of ONE DOLLAR ($1.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed between the parties as follows:

         1.       Delivery of Shares

         PLEDGOR herewith delivers to the ESCROW AGENT:

                           a)       Executed stock powers for the Share
         Certificate No. C-104, undated and endorsed in blank, and

                           b) 650,000 shares of the Common Stock of OPENSITE TECHNOLOGIES, INC. represented by Certificate No. C-104.

         The PLEDGOR does hereby pledge, transfer and assign the Shares in escrow to the PLEDGEE, and grants to the PLEDGEE a security interest therein, and does hereby appoint PLEDGEE, his true and lawful attorney for him, and in his name, place and stead to cause said Shares to be transferred on the books of OPENSITE TECHNOLOGIES, INC., to the name of the PLEDGEE in the event of the occurrence, for any reason of any event of default as defined in Paragraph 9 of this Agreement. Upon such default, the PLEDGEE shall deliver to the ESCROW AGENT written notice that the PLEDGOR has so defaulted. The ESCROW AGENT will then notify the PLEDGOR by certified mail, return receipt requested, mailed to the above address, of the default and the PLEDGOR will then have thirty (30) days from the date of receipt of the mailing of said notice to cure said default. If said default is not so cured within thirty (30) days, then the ESCROW AGENT shall deliver to the PLEDGEE or to its assigns, heirs or personal representatives such proportion of the Shares (with executed stock power) as required to repay the Loan as set forth in Paragraph 3 of the Frey Agreement and deliver the remaining Shares to PLEDGOR.

         2.       Shares to be held in Escrow

         The ESCROW AGENT shall hold the said Share Certificates, said stock powers and the other items delivered as hereinbefore referred to in Paragraph 1 as security for the performance of the said duties and obligations of the PLEDGOR and they shall be held until the PLEDGOR fully performs all of his duties and obligations under the Frey Agreement, at which time the ESCROW AGENT, upon receipt of written notice from the PLEDGEE that the PLEDGOR has so fully performed, shall deliver the said Shares, and other items referred to in Paragraph 1 to the PLEDGOR.

         3.       Representations and Warranties of PLEDGOR

         PLEDGOR represents and warrants and, so long as the amounts due under the Frey Agreement remain unpaid, shall be deemed continuously to represent and warrant that:

                  a) The Shares are genuine and in all respects what they purport to be;

                  b) PLEDGOR is the owner of the Shares free of all security interests or other encumbrances, except this security interest, a Restricted Stock Agreement entered into between the parties and an Amended and Restated Stockholders Agreement dated March __, 1999; and

                  c)       PLEDGOR is authorized to enter into this Agreement.

         4.       Covenants of PLEDGOR

         So long as the Loan under the Frey Agreement remain unpaid, PLEDGOR:

                  a) will defend the Shares against the claims and demands of all other parties; will keep the Shares free from all security interests or other encumbrances, except this security interest, the Restricted Stock Agreement and the Amended and Restated Stockholders Agreement; and will not sell, transfer, assign, deliver or otherwise dispose of the Shares or any interest therein without the prior written consent of PLEDGEE;

                  b) will notify PLEDGEE promptly in writing of any change in PLEDGOR's address;

                  c) will pay all taxes, assessments and other charges of every nature which may be levied or assessed against the Shares;

                  d) in connection herewith, will execute and deliver to PLEDGEE such financing statements and other documents, pay all costs of title searches and filing of financing statements and all other documents in all public offices requested by PLEDGEE, and do such other things as PLEDGEE may request.

         5.       Income from Interest on Collateral

                  a) Until the occurrence of an event of default as hereinafter provided, PLEDGOR reserves the right to receive all income from or interest on the Shares, and if PLEDGEE receives any such income or interest prior to such default, PLEDGEE shall pay the same promptly to PLEDGOR.

                  b) In the event of any such default, PLEDGOR will not demand or receive any income from or interest on the Shares, and if PLEDGOR receives any such income or interest without any demand by it, PLEDGOR will pay the same promptly to PLEDGEE. PLEDGEE may apply the net cash receipts from such income or interest to payment of any of the amounts due under the Frey Agreement, provided that PLEDGEE shall account for and pay over to PLEDGOR any such income or interest remaining after payment in full of the amounts due under the Frey Agreement.

         6.       PLEDGOR'S Right to Vote Shares

         While the ESCROW AGENT is the holder of the said Shares, the PLEDGOR shall have the right to vote the same at meetings of the stockholders of OPENSITE TECHNOLOGIES, INC., so long as he is not in default in the performance of any of the terms of this Agreement, or the Frey Agreement, and for that purpose the ESCROW AGENT and/or the PLEDGEE shall execute any and all proxies in favor of the PLEDGOR that may be required.

         7.       Reorganization of Corporation

         In the event that during the term of this Agreement any stock dividend, reclassification, readjustment, or other change is declared or made in the capital structure of OPENSITE TECHNOLOGIES, INC., or any subscription warrant or other option is substituted, or additional shares, or other securities issued by reason of any such change or option such warrant, option, shares or securities shall be held by the ESCROW AGENT under the terms of this Agreement in the same manner as the Shares originally pledged hereunder.

         8.       PLEDGEE's Remedies in the Event of PLEDGOR'S Default

         In the event that the PLEDGOR defaults in the performance of any of the terms of this Agreement, or the Frey Agreement and fails to cure the default within the thirty (30) day period provided in Paragraph l of this Agreement, the PLEDGEE shall have all the rights and remedies provided in the Uniform Commercial Code in force in the State of North Carolina at the date of this Agreement, and in this connection, the PLEDGEE may upon thirty (30) days notice to the PLEDGOR, sent by registered mail, and without liability for any diminution in price which may have occurred, sell all the pledged Shares or any part thereof at public or private sale in such manner and for such price as the PLEDGEE may determine; such price will be at the fair market value thereof. At any bona fide public or private sale, the PLEDGEE shall be free to bid on and purchase all or any part of the pledged Shares and to attend all meetings, to sign waivers of notice thereof, and generally to carry on the business of OPENSITE TECHNOLOGIES, INC.. The PLEDGEE shall apply the proceeds of such sale to the expenses incident thereto including counsel fees and to the payment of the Loan due under the Frey Agreement to the date of payment.

         The rights and remedies hereunder shall be cumulative and not exclusive, the PLEDGEE having the absolute right to resort to any one or more or all of said rights and remedies. The PLEDGOR hereby expressly waives any right to require the PLEDGEE to sell the Shares, but shall not waive any right to claim that PLEDGEE's failure to sell the Shares be deemed a satisfaction of the PLEDGOR'S said obligations and duties under the Frey Agreement, and this Agreement.

         9.       Events of Default

         The whole of the indebtedness as evidenced by the Frey Agreement shall be immediately due and payable at the option of the PLEDGEE and/or the provision of Paragraph 1 and Paragraph 8 shall become effective upon the happening of any one of the following specified events of default:

                  a) Non-payment of the Loan within ten (10) days after the same has become due and the same not being cured within 30 days of written notice having been sent to the PLEDGEE by the PLEDGOR.

                  b) The breach by the PLEDGOR of any material covenant, condition or Agreement as contained in this Agreement and the same not being cured within 30 days of written notice having been sent to the PLEDGEE by the PLEDGOR.

         10.      Prohibition against PLEDGOR'S Disposition of Shares

         During the term of this pledge, the PLEDGOR shall not have the right to sell or otherwise dispose of, or encumber the Shares pledged hereunder, without the written consent of the PLEDGEE. Notwithstanding anything in this Agreement to the contrary, the PLEDGEE agrees, from time to time, to consent to the sale and release of Shares from this Pledge Agreement provided that the Market Value of the Shares remaining subject to this Pledge Agreement is at least 150% of the unpaid Loan amount.

         11.      Indemnification of Escrow Agent

         The parties jointly and severally agree to indemnify and hold the ESCROW AGENT harmless from any loss, liability or expense incurred without willful default or gross negligence on the part of the ESCROW AGENT arising out of or in connection with the acceptance or administration by the ESCROW AGENT of its duties hereunder including the costs and expenses of defending itself against any claims of liability hereunder. The ESCROW AGENT shall not be bound in any way by any other Agreement or contract between the parties hereto or any of them (whether or not it has knowledge thereof) and the ESCROW AGENT's only duties and responsibilities shall be to hold the items described in paragraph 1 hereof as escrow agent and to dispose of the Shares in accordance with the terms of this Agreement. The ESCROW AGENT may act upon any instrument or other writing believed by the ESCROW AGENT in good faith to be genuine and to be signed and presented by the proper person and the ESCROW AGENT shall not be liable in connection with the performance of its duties under this Agreement except for the ESCROW AGENT's own willful default or gross negligence. The ESCROW AGENT may consult with outside reputable counsel and any opinion of such outside reputable counsel shall be full and complete authorization and protection in respect of any action taken or permitted by the ESCROW AGENT hereunder in good faith and in reliance upon such opinion. In the event of any dispute, the ESCROW AGENT may deposit the escrow funds in a court of competent jurisdiction and the ESCROW AGENT shall thereupon be relieved and discharged from its duties hereunder.

         12.      No Waiver of Remedies

         No delay or omission by PLEDGEE in exercising any right or remedy hereunder or with respect to any indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. PLEDGEE may remedy any default by PLEDGOR hereunder in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by PLEDGOR. All rights and remedies of PLEDGEE hereunder are cumulative.

         13.      Modification of Agreement

         No modification, rescission, waiver, release or amendment of any provision of this Agreement shall be made except by a written Agreement subscribed by PLEDGOR and by a duly authorized officer of PLEDGEE.

         14.      Binding Effect; Governing Law

         This Agreement shall bind and inure to the benefit of the parties, their distributees, legal representatives, assigns, successors in interest, and estate. This Agreement is made under and shall be governed by the laws of the State of North Carolina.

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

                                    PLEDGOR:


                                    /s/ Kip A. Frey
                                    --------------------------------------------
                                    Kip A. Frey

                                    PLEDGOR:

                                    OPENSITE TECHNOLOGIES, INC.


                                    /s/ Michael Brader-Araje
                                    --------------------------------------------
                                    Michael Brader-Araje


                                    ESCROW AGENT:

                                    GROSS, SHUMAN, BRIZDLE & GILFILLAN, P.C.




                                    By: /s/
                                        ----------------------------------------